                                                               November 24, 1999

Dear Shareholders:

Enclosed is our annual report for the fiscal year ended 09/30/99. Instead of dreading the prospect of a new millennium, we are eagerly awaiting it. We believe that we are well positioned to not only survive Y2K but to prosper before, during and after it.

As an isolated individual investment, the Fund did not perform well for you this year. We are reporting a total return for the fiscal year of 3.64% (based on N.A.V.). This is the second worst year we have ever had. However, compared to our competitors in the fixed income arena, our performance was stellar and we may well end the calendar year as the only tax-exempt fund in the country with a positive return. This would continue our unblemished track record of 12 consecutive years without a negative return.

Why was this such a tough year on bonds, shareholders ask? The explanation is this. Three times this year the Federal Reserve has raised interest rates, by a quarter of a percent each time, in order to curb a resurgence of inflation. When interest rates rise, the principal value of bonds goes down. If the increase in rates happens slowly over a period of several months, one tends to lose track of the cumulative effect of these changes. To put it all in perspective though a 1% rise in interest rates makes the principal value of a 30 year bond go down by, approximately 12%; a 5 year bond goes down by 5%. Our shares dropped by approximately 2% or $.22 per share, based on N.A.V. $9.64.

There were other positive things happening, simultaneously, which offset the negative effects. We had one of the shortest average maturities of any fund in our category. This lessens the damage to our portfolio because the fixed future cash flows are still discounted back at higher rates but for shorter periods of time. Point two is that the incredible strength of the Colorado economy has dramatically improved the perceived quality of the bond holdings in our portfolio thereby increasing prices. This trend is one, which we expect to continue for the foreseeable future. A phenomenon such as this does not, typically, occur in AAA rated funds because the quality of the bonds is already as good as it gets. In order to get back to a par bid interest rates must return to the level that they were when the bond was issued.

Remember, that tough years such as 1999 are frequently followed by ultra positive years. Rising rates have merely given Colorado BondShares the opportunity to acquire attractive bonds and lock in good tax exempt income for the years to come. We believe tax exempt bonds represent a superior value now by any measure and we expect to recoup most if not all of the $.22 in lost share value in the next fiscal period.

As always we appreciate your continued support of our efforts.

Sincerely,

/s/ Fred R. Kelly
-------------------------
Fred R. Kelly, Jr.
Portfolio Manager

Officers and Trustees
         George N. Donnelly, President and Chairman of the Board of Trustees
         Andrew B. Shaffer, Secretary,
         Treasurer and Trustee
         Fred R. Kelly, Jr., Portfolio Manager

Investment Adviser
         Freedom Funds Management Company

Transfer, Shareholder Servicing, and Dividend Disbursing Agent
         Freedom Funds Management Company

Distributor
         SMITH HAYES Financial Services Corp.

Custodian of Portfolio Securities
         Norwest Investments and Trust,
         Norwest Bank Denver, N.A.

Independent Auditors
         Fortner Bayens Levkulich & Co., P.C.

Legal Counsel
         Kutak Rock

This report is submitted for the general information of the shareholders of Colorado BondShares - A Tax-Exempt Fund. This report must be preceded or accompanied by a Prospectus of the Fund. The prospectus contains information concerning the investment policies and expenses of the portfolio in addition to other pertinent information. Shares of Colorado BondShares - A Tax-Exempt Fund are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

                  [FORTNER, BAYENS, LEVKULICH AND CO., PC.C.]


Certified Public Accountants



Independent Auditors' Report

The Trustees and Shareholders of
Colorado BondShares - A Tax-Exempt Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Colorado BondShares, A Tax-Exempt Fund, as of September 30, 1999, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 1998 and financial highlights for each of the years in the four-year period ended September 30, 1998, were audited by other auditors whose report dated November 3, 1998 expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Colorado BondShares - A Tax-Exempt Fund as of September 30, 1999, the results of its operations, changes in its net assets and the financial highlights for the year then ended in conformity with generally accepted accounting principles.

Fortner, Bayens, Levkulich and Co., P.C.

Denver, Colorado
November 11, 1999

COLORADO BONDSHARES -
A TAX-EXEMPT FUND

Statement of Investments

September 30, 1999

    Face                                                                                                                  Market
   Amount                                    Colorado Municipal Bonds - 87.8%                                             Value
--------------                    -----------------------------------------------------------                          ------------
$      235,000     Academy Water and Sanitation District G.O. Series 1995, 6.20%-7.10% due 11/15/02-05                 $    251,747
        25,000     Adams & Arapahoe Counties School District No. 31J G.O. Series 1989, 7.30% due 11/15/04 (b)                25,111
       200,000     Arapahoe County Water and Wastewater Authority Revenue Series 1994, 6.20%-6.30%
                      due 12/01/03-04 (b)                                                                                   208,804
       235,000     Arapahoe Water and Sanitation District G.O. Refunding and Improvement Series 1986,
                      8.50% due 12/01/05                                                                                    264,335
     2,250,000     Arapahoe Water and Sanitation District G.O. Refunding Series 1995B, 8.50% due 12/01/20 (b)             2,515,545
        65,000     Arrowhead Metropolitan District G.O. Improvement Series 1995A, 5.90%-6.10%
                      due 12/01/01-03                                                                                        66,478
       100,000     Arrowhead Metropolitan District G.O. Refunding Series 1994, 5.70% due 12/01/03                           102,439
        70,000     City of Arvada G.O. Street and Bridge Refunding Series 1994, 3.80% due 12/01/99                           70,004
       306,040     Aurora Centretech Metropolitan District G.O. Refunding and Improvement Series 1994,
                      6.00% due 12/01/23 (b)                                                                                328,880
       700,000     Beebe Draw Farms Metropolitan District G.O.  Series 1998, 7.00% due 10/01/18                             700,000
     1,765,000     Bell Mountain Ranch Phase II Metropolitan District G.O. Series 1995, 8.50% due 11/15/15                2,002,745
       680,000     Bennett School District No. 29J G.O. Refunding and Improvement Series 1991,
                      6.35%-6.95% due 12/01/99-04                                                                           688,470
       145,000     City of Black Hawk Device Tax Revenue Series 1994,  5.55%-5.70% due 12/01/00-01                          147,282
       200,000     City of Black Hawk Device Tax Revenue Series 1996,  5.75%-5.85% due 12/01/03-04                          205,514
       275,000     City of Black Hawk G.O. Water Improvement Series 1992, 6.60%-6.80% due 12/01/99-00                       279,240
        80,000     Boulder County Gunbarrel General Improvement District G.O. Series 1994, 5.00% due 11/15/99                80,121
       805,000     Boulder County Multifamily Refunding & Improvement Revenue (Thistle Cmnty Housing)
                      Series 1999A, 6.25% due 6/01/2019                                                                     764,790
        75,000     Boulder County Multifamily Refunding & Improvement Revenue (Thistle Cmnty Housing)
                      Subordinate Series 1999B, 7.375% due 6/01/2015                                                         72,891
        25,000     Boulder Valley School District No. RE-2 Series 1992A, 5.80% due 10/15/01                                  25,834
       135,000     Boxelder Sanitation District Sewer Revenue Refunding and Improvement Series 1994,
                      5.60%-5.90% due 1/01/00-03                                                                            136,480
       280,000     Town of Breckenridge G.O. Recreation Center Refunding Series 1993, 4.30%-4.45%
                      due 12/01/99-00                                                                                       281,195
       310,543     Briargate Public Building Authority, Landowner Assessment Lien Series 1985A and 1986A,
                      9.50%-10.25% due 12/15/95-05 (g)(i)                                                                   282,406
        12,000     Castle Pines North Metropolitan District Tax Revenue Series 1994B, 6.10%, due 12/01/33 (h)                10,200
        25,000     Town of Castle Rock G.O. Series 1988-2, 10.375% due 12/01/08                                              25,000
       530,000     Town of Castle Rock LID Series 1988-2D Special Assessment, 9.25%-10.375% due 12/01/08 (a)                185,500
       470,000     Town of Castle Rock G.O. Water Refunding Series 1993, 4.55%-4.65% due 12/01/99-00                        471,100
        59,394     Centennial Downs Metropolitan District Cash Payment Deficiency Bond Series 1993,
                      8.09% due 12/01/34 (i)                                                                                 59,471
       588,601     Centennial Downs Metropolitan District Limited Tax Refunding Bond Series 1993,
                      8.09% due 12/01/34 (i)                                                                                595,252
       271,980     Centennial Downs Metropolitan Interest Certificate Series 1993, 6.00% due 12/01/34 (i)                    30,222
        45,000     City of Central City Special Assessment District No.1, 7.5% due 12/01/03                                  45,247
     2,500,000     Central Platte Valley Metropolitan District Special Obligation Revenue Series 1998, 7.00%
                      due 12/01/17                                                                                        2,437,500
       100,000     Clear Creek School District No. Re-1 G.O. Improvement Series 1991, 5.90% due 12/01/00                    102,392

    Face                                                                                                                  Market
   Amount                                    Colorado Municipal Bonds - 87.8%                                             Value
--------------                    -----------------------------------------------------------                          ------------
     2,009,520     Colorado Centre Metropolitan District Limited Tax and Special Revenue Series 1992A,                       20,095
                       principal only, 0.00% due 1/01/27 (a)(e)(i)
     2,008,335     Colorado Centre Metropolitan District Limited Tax and Special Revenue Series 1992A,
                       interest only, 9.00% due 1/01/27 (f)(i)                                                            1,205,001
     6,465,662     Colorado Centre Metropolitan District Limited Tax and Special Revenue Series 1992B,
                       0.00% due 1/01/32 (a)(g)(i)                                                                           64,657
     4,150,000     Colorado Educational & Cultural Facility Authority Revenue Charter School-Liberty
                       Common Series 1998, 6.95% due 8/15/19                                                              4,096,465
       190,000     Colorado Health Facilities Authority Refunding Revenue Porter Memorial Hospital Series
                       1986A, 7.40% due 2/01/16 (b)                                                                         192,326
       520,000     Colorado Health Facilities Authority Zero Coupon Retirement Housing Revenue Liberty
                       Heights Project 1990 Subordinate Series B, 6.97% due 7/15/20 (d)                                     143,478
       635,000     Colorado Postsecondary Educational Facilities Authority Revenue National Technological
                       University Project Series 1993, 7.375% due 12/01/10 (b)                                              706,647
       885,000     Colorado Postsecondary Educational Facilities Authority Revenue National Technological
                       University Project Series 1993, 7.75% due 12/01/10                                                   990,022
        65,000     Colorado Postsecondary Educational Facilities Authority Revenue The Naropa Institutional
                       Project Series 1990, 7.875% due 9/01/10 put 9/01/00                                                   65,000
       835,000     Colorado Springs Spring Creek G.I.D. GO Series 1995, 4.00% due 12/01/14 (b)(i)                           375,750
     1,180,000     Columbia Metropolitan District G.O. Improvement Series 1992, 7.60%-8.50% due 11/01/00-11/01/12         1,326,511
       500,000     Cordillera Metropolitan District G.O. Series 1994A, 8.00% due 12/01/09 (b)                               582,885
       500,000     Cordillera Metropolitan District G.O. Series 1994, 8.25% due 12/01/13 (b)                                588,385
     1,025,000     Cotton Ranch Metropolitan District G.O. Series 1998A, 7.25% due 12/01/17                                 978,199
     3,500,000     Cotton Ranch Metropolitan District Subordinate Junior G.O. Limited Tax Refunding Variable
                       Rate Series 1999B, 7.75% due 12/15/17 (h)                                                          3,104,535
     2,250,000     Cottonwood Water and Sanitation District Refunding Series 1996A, 7.60% 12/01/12                        2,319,817
    19,106,474     Cottonwood Water and Sanitation District Capital Appreciation Refunding Second Lien,
                       Series 1998A, 8.00% due 12/01/27 (d)                                                               3,810,595
       240,000     Town of Crested Butte Sales Tax Revenue Series 1994, 6.10%-6.35% due 12/01/01-03                         248,976
       125,000     Town of Crested Butte G.O. Water and Sewer Refunding Series 1993, 4.25% due 11/01/99                     125,056
       375,000     City of Delta Sales and Use Tax Revenue Refunding Series 1994, 4.35%-4.65%
                       due 12/01/01-03                                                                                      375,740
        72,000     City and County of Denver Lease Purchase Certificates Series 1993, 6.30% due 1/01/02                      72,105
     1,885,000     City and County of Denver Subordinate Multifamily Housing Revenue Capital Heights Apts.
                       Series 1999C, 8.00% due 5/01/32                                                                    1,878,290
        45,000     Denver West Metropolitan District Series 1997B, 4.80% due 12/01/02                                        45,065
       775,000     Denver West Metropolitan District Series 1997B, 5.70% due 12/01/17                                       774,930
        75,000     Town of Dillon G.O. Series 1992, 5.70%-5.90% due 10/01/99-00                                              75,756
        95,000     Town of Dillon Excise Tax Revenue Series 1994, 5.80% - 5.90% due 6/01/02-03                               97,935
        90,000     City of Durango First Mortgage Revenue Series 1995, 6.50% due 12/15/00                                    89,982
       455,000     Eagle Riverview Affordable Housing Corp. Multifamily Housing Project
                       Revenue Series 1992A-2, 6.30% due 7/01/2029                                                          455,000
        60,000     El Paso and Elbert Counties Joint School District No. 23-JT G.O. Building
                       Series 1994, 5.75% due 12/15/01                                                                       61,606
        90,000     El Paso County LID 85-2 Special Assessment Refunding Series 1988,
                       8.875%-9.00% due 9/01/00                                                                               9,000
        90,588     El Paso County Pheasant Run LID Special Assessment Series 1986-2,
                       9.25% due 9/01/99(a)                                                                                  22,647
       100,000     El Paso County School District No. 2 - Harrison G.O. Improvement Series 1994, 7.10% due 12/01/04         111,270
       500,000     El Paso County School District No. 20 Zero Coupon G.O. Refunding Series 1993A,
                       6.10% due 6/15/08 (d)                                                                                317,865
       150,000     Elbert County School District C-1 G.O. Series 1994, 4.40% due 12/01/02                                   149,405
       155,000     City of Englewood Golf Course Revenue Series 1994, 4.35% due 12/01/00                                    155,239
     3,123,380     Equi-Mor Holdings Inc., Series 1998B, Class A Pass-Through Certificates, 7.00% due 9/01/18             3,123,380
     1,060,527     Equi-Mor Holdings Inc., Series 1999A, Class A Pass-Through Certificates, 7.50% due 4/05/18             1,060,527
     1,500,000     Fairlake Metropolitan District G.O. Series 1989, 9.00% due 6/01/09                                     1,528,125
        25,000     Fort Collins Refunding Series B, 6.00%, due 12/01/02                                                      26,291
        25,000     Fort Lupton Golf Course Revenue Anticipation Warrants Series 1996A, 8.50% due 12/15/15                    23,000
        80,000     Fraser Valley Metropolitan Recreation District G.O. Refunding Series 1992, 5.40% due 10/01/99             80,002
       100,000     Fremont School District RE-1 G.O. Refunding Series 1990,  6.80% due 10/01/99                             100,008
     2,000,000     Gateway Village GID G.O. Refunding and Improvement Series 1998, 6.00% due 12/01/18                     1,868,280
       239,000     Gateway Village GID G.O. Refunding and Improvement Series 1998, Zero Coupon 5.20%-5.60%
                       due 12/01/99-12/01/01 (d)                                                                            226,823

     Face                                                                                                                 Market
    Amount                                         Colorado Municipal Bonds - 87.8%                                       Value
--------------                          -----------------------------------------------------------                   ------------
       845,000    Gateway Village GID G.O. Series 1995, 8.25%-8.75% due 12/01/05-14 (b)                                    943,543
     1,000,000    Gateway Village GID Subordinate Limited Tax G.O. Series 1999, 7.00% due 6/01/19                        1,000,000
       100,000    City of Golden Sales and Use Tax Revenue Series 1992, 5.00% due 11/15/99                                 100,151
       300,000    City of Grand Junction Downtown Development Authority Tax Increment Revenue Series 1996,
                      5.55%-5.65% due 11/15/04-05                                                                          308,126
     1,275,000    Greatrock North Water and Sanitation District, Limited Tax G.O. Series 1998,
                      8.00% due 12/01/17                                                                                 1,210,664
        70,000    Greeley General Improvement District No. 1 G.O. Refunding Series July 15, 1994,
                      5.30% due 10/01/99                                                                                    70,003
       270,000    Greenwood Metropolitan District G.O. Refunding Series 1994, 6.10%-7.00% due 12/01/00-04                  282,968
       380,000    Greenwood North Metropolitan District G.O. Refunding Series 1993,
                      4.50%-5.00% due 12/01/99-01                                                                          380,313
       220,000    Greenwood South Metropolitan District G.O. Refunding Series 1994, 6.25%-6.90%
                      due 12/01/01-04                                                                                      230,324
       100,000    City of Greenwood Village Sales Tax Revenue Refunding Series 1993, 4.40% due 12/01/99                    100,105
       510,000    Hamilton Creek District Series 1990, 1.18% due 12/01/04 (g)                                              255,000
        10,000    Hyland Hills Park & Recreation District Special Revenue Improvement Series 1992,
                      7.10% due 12/15/00                                                                                    10,370
       340,000    Idledale Fire Protection District G.O. Series 1993, 5.20%-5.80% due 12/15/03-07                          337,172
       475,000    La Plata County Recreational Facilities Revenue Refunding Durango Ski Corporation
                      Project Series 1989A, 9.00% due 2/01/10                                                              474,017
       315,000    City of Las Animas Water G.O. Series 1989, 8.60% due 12/01/09                                            317,302
       300,000    Left Hand Water District Water Revenue Refunding Series 1993, 4.30%-4.45% due 11/15/00-01                301,514
       135,000    Lookout Mountain Water District G.O. Refunding Series 1993, 5.20% due 12/01/01                           137,287
       220,000    Mesa County Single Family Mortgage Revenue Series 1982, 5.375% due 12/01/99 (g)                           17,600
     1,250,000    Mid Valley Metropolitan District G.O. Refunding & Improvement Series 1989,
                      8.90% due 12/15/04 (b)                                                                             1,275,713
       165,000    City of Montrose Sales and Use Tax Revenue Refunding Series 1993, 4.40% due 8/15/00                      165,820
       250,000    City of Montrose Water and Sewer Revenue Refunding and Improvement Series 1993,
                      4.50%-4.65% due 10/01/01-02                                                                          252,086
       155,000    Monument Sanitation District G.O. Refunding Series 1994, 5.80%-5.90% due 12/01/01-02                     158,638
       175,000    Town of  Mt. Crested Butte G.O. Refunding Series 1993, 4.60%-4.75% due 5/01/00-01                        175,662
       100,000    Mountain Village Metropolitan District G.O. Series 1992, 7.95% due 12/01/03 (b)                          111,251
       545,000    Mountain Village Metropolitan District G.O. Series 1992, 7.95% due 2/01/03                               611,501
        20,000    Northgate Public Building Authority Landowner Assessment Lien Series 1987A,
                      8.25% due 12/01/00(a)                                                                                  2,800
       225,000    North Jeffco Park and Recreation District Golf Course Revenue Series 1994, 5.80%-6.10%
                      due 12/01/01-04                                                                                      232,554
       800,000    North Pines Metropolitan District G.O. Limited Tax Series 1999, 6.00% due 12/01/03                       788,368
       760,000    North Pines Metropolitan District G.O. Limited Tax Series 1999, 8.00% due 6/01/2019                      730,839
        75,000    Otero County Swink School District No. 33 G.O. Building Series 1994, 8.40% due 12/15/00-03                83,284
       165,000    Ouray County Ridgway School District #R-2 Series 1994 , 7.75% due 12/01/99-02                            174,938
     1,055,000    Panorama Metropolitan District G.O. Refunding Series 1989B, 9.00% due 12/01/09 (b)                     1,074,707
     1,900,000    Parker Jordan Metropolitan District Series 1998A, 6.25% due 12/01/17                                   1,849,289
       280,000    Town of Parker Sales and Use Tax Refunding Revenue Series 1993, 4.20%-4.30%
                      due 11/01/99-00                                                                                      280,712

Face                                                                                                                      Market
Amount                                       Colorado Municipal Bonds - 87.8%                                             Value
--------                          -----------------------------------------------------------                          ------------
        45,000    Pitkin County Sales Tax Revenue Series 1995, 5.30% due 12/01/00                                            45,077
       200,000    Project 7 Water Authority Water Revenue Refunding Series 1993, 4.50% due 12/01/00                         201,238
       354,000    Pueblo County Capital Improvement Residual Revenue Series 1988, 10.07% due 8/02/10 (d)                    136,527
       130,000    Rangely Junior College District G.O. Building Series 1992, 6.25%-6.40% due 10/01/99-00                    130,908
       159,868    Roxborough Village Metropolitan District Series 1993A, 9.00% due 12/31/16 (i)                             131,092
       278,078    Roxborough Village Metropolitan District Series 1993B, principal only, 0.00% due 12/31/21 (e)(i 16,685
       906,622    Roxborough Village Metropolitan District Series 1993C, 9.84% due 12/31/32 (d)(i)                            9,066
        20,270    Roxborough Village Metropolitan District Series 1993B, interest only, 10.41% due 1/01/43 (f)(i)               203
       125,000    Saguache County Moffat School District No. 2 G.O. Series 1994, 5.70%-5.90% due 12/01/99-01                128,279
     1,250,000    Sand Creek Metropolitan District G.O. Limited Tax Series 1997, 7.125% due 12/1/16                       1,254,838
       535,000    San Miguel County Housing Authority Multifamily Telluride Village Revenue Refunding
                      Series 1993, 6.30% due 7/01/13                                                                        558,262
     1,710,000    City of Sheridan G.O. Series 1997, 7.50% due 12/01/16                                                   1,684,162
       120,000    Town of Snowmass Village Multifamily Revenue Series 1990A, 7.70% due 12/15/99                             120,991
     1,000,000    Southpark Metropolitan District Refunding G.O. Series 1996, 6.60% due 12/01/13                          1,010,100
       305,000    Southtech Metropolitan District G.O. Refunding Series 1994, 5.10%-5.85% due 12/01/99-04                   311,954
       100,000    Southwest Plaza Metropolitan District G.O. Refunding Series 1993, 5.00% due 12/01/99                      100,174
        40,000    City of Steamboat Springs Accommodations Tax Revenue Series 1995, 5.25% due 3/01/00                        40,262
     2,000,000    Sterling Hills Metropolitan District G.O. Series 1998, 7.75% due 12/01/18                               1,896,160
       360,000    Telluride Hospital District Series 1997, 4.60%-4.80% due 12/01/00-02                                      358,646
     2,000,000    Todd Creek Farms Metropolitan District #2 Limited Tax G. O. Series 1997,  8.00% due 6/01/17             1,973,640
     1,000,000    Todd Creek Farms Metropolitan District #2 Series 1999, 7.50% due 12/01/2018                               960,670
       300,000    Upper Eagle Regional Water Authority Water Refunding Series 1994, 5.50%-5.80%

                      due 12/01/99-01                                                                                       304,060
       610,000    Valley Metropolitan District G.O. Revenue Series 1992, 7.00% due 12/15/06                                 633,296
       100,000    Weld County Reorganized School District RE-4 G.O. Series 1993, 4.65% due 12/01/00                         100,800
       235,000    Town of Windsor G.O. Water Refunding Series 1994, 4.40%-4.80% due 4/01/99-01                              236,121
                                                                                                                         ----------

                  Total Colorado Municipal Bonds (cost $74,135,905)                                                      73,922,698
                                                                                                                         ----------

COLORADO BONDSHARES -
A TAX-EXEMPT FUND

Statement of Investments

September 30, 1999

     Face                                                                                                                 Market
    Amount                                  Colorado Certificates of  Participation - 1.0%                                 Value
--------------                       -----------------------------------------------------------                        -----------
       155,000    Arapahoe County Recreation District Refunding Certificates of Participation Series 1996,
                      5.00%-5.20% due 12/01/04-06                                                                           158,278
       170,000    City of Central City Certificates of Participation City Hall Project Series 1995,
                      6.50%-6.80% due 12/01/99-01                                                                           170,555
       100,000    El Paso County School District No. 49 Falcon Schools Refunding Certificates of Participation
                      Series 1995, 4.375% due 11/01/01                                                                      100,323
       200,000    Gilpin County Certificates of Participation Detention Facility Project Series 1994,
                      6.60% due 10/15/01                                                                                    208,974
        50,000    Las Animas County School District  No. 001 Certificates of Participation Series 1991A,
                      8.00% due 12/01/10                                                                                     52,775
       145,000    Park School District R-3 Certificates of Participation Series 1996, 5.35%-5.45% due 6/01/04-05            145,109
                                                                                                                          ---------

                  Total Colorado Certificates of Participation Bonds (cost $835,725)                                        836,014
                                                                                                                          ---------

   Face                                                                                                                    Market
   Amount                            Colorado Industrial Development Revenue Bonds - 2.7%                                  Value
-------------                    -----------------------------------------------------------                            ----------
    2,900,000     City of Fort Collins The Opera House Project Series 1986, 8.75%-10.00% due 12/01/10-16 (a)             2,239,400
                                                                                                                         ---------

                  Total Colorado Industrial Development Revenue Bonds (cost $2,875,626)                                  2,239,400
                                                                                                                         ---------




     Face                                                                                                                  Market
    Amount                                    Other Municipal Bonds - 2.0%                                                 Value
--------------                -----------------------------------------------------------                                ----------
       100,000    City of Burnsville G.O. Tax Increment Refunding Series 1993C, 4.40% due 2/01/02                           100,526
       105,000    Daggett County School District, G.O. Refunding Series 1993, 4.65% due 12/15/99                            105,191
       510,000    Dona Ana County New Mexico Tax-Exempt Multi-Family Housing Revenue Bonds
                      Subordinate Series 1999B1, 8.50% due 8/01/14                                                          502,738
       225,000    Saint Charles Mesa Water District Water Revenue Refunding Series 1992, 5.55% due 12/01/00                 229,167
       515,000    Sandoval County, New Mexico Project Revenue Bonds, Series 1997, 7.50%  due 8/15/06                        505,679
       100,000    Santa Fe Public School District G.O. Series 1994, 5.60% due 6/15/01                                       100,134
       120,000    West Wendover Recreation District G.O. Golf Course Improvement Refunding Series 1993,
                      5.60% due 12/01/99                                                                                    120,332
                                                                                                                        -----------
                  Total Other Municipal Bonds (cost $1,680,444)                                                           1,663,767
                                                                                                                        -----------
                  Total investments, at value (cost $79,527,700)*          93.5%                                         78,661,879

                  Other assets net of liabilities                           6.5%                                          5,480,375
                                                                          ------                                        -----------

                  Net assets                                              100.0%                                        $84,142,254
                                                                          ======                                        ===========

-------------
  * Tax cost basis approximates book cost basis.

COLORADO BONDSHARES -
A TAX-EXEMPT FUND

Statement of Investments

September 30, 1999


(a) Non-income producing based upon the financial condition of the issuer (see footnote 1).

(b) Originally issued as general obligation bonds but are now prerefunded and are secured by an escrow fund consisting entirely of direct U.S. Government obligations.

(c) Represents interest certificates whose characteristics are similar to zero coupon bonds. All interest based on the coupon rate is remitted upon maturity. Interest rate shown for interest certificates represents effective yield at acquisition.

(d) Interest rate shown for zero coupon bonds represents the effective yield at the date of acquisition.

(e) Principal-only certificate represents the right to receive the principal payments on the underlying debt security upon maturity. The price of this security is typically more volatile than that of coupon-bearing bonds of the same maturity.

(f) Interest-only certificate represents the right to receive semi-annual interest payments on the underlying debt security. The principal amount of the underlying security represents the notional amount on which current interest is calculated. The interest rate shown represents the effective yield at the date of acquisition.

(g) Interest rate disclosed for cash flow bond represents the effective yield at September 30, 1999. Income on this security is derived from the cash flow of the issuer.

(h) Represents current interest rate for a variable rate bond.

(i) Terms of security have been restructured since the original issuance. The face amount and market value of such securities amount to $14,423,783 and $3,044,900 or 3.62% of net assets, respectively, as of September 30, 1999.

The following abbreviations are used in the descriptions of securities included in the Statement of Investments:

         G.O.     -        General Obligations
         LID      -        Local Improvement District
         GID      -        General Improvement District

See accompanying notes to financial statements.

COLORADO BONDSHARES -
A TAX-EXEMPT FUND

Statement of Assets and Liabilities

September 30, 1999

                                    Assets

Investments, at value (cost $79,527,700) - see accompanying statement                  $ 78,661,879
Cash                                                                                      4,281,043
Interest receivable                                                                       1,632,703
Shares of beneficial interest sold                                                           14,430
                                                                                       ------------
            Total assets                                                                 84,590,055
                                                                                       ------------

                                 Liabilities

Payables and other liabilities:
            Dividends                                                                       203,575
            Investments purchased                                                            23,000
            Shares of beneficial interest redeemed                                          157,654
            Accrued expenses and other                                                       63,572
                                                                                       ------------
            Total liabilities                                                               447,801
                                                                                       ------------
            Net Assets                                                                 $ 84,142,254
                                                                                       ============

                          Composition of Net Assets

Paid-in capital                                                                        $ 84,951,295
Undistributed net investment income                                                          57,472
Accumulated net realized gain from investment transactions                                     (693)
Net unrealized depreciation of investments (note 3)                                        (865,820)
                                                                                       ------------
            Net assets                                                                 $ 84,142,254
                                                                                       ============
Net asset value and redemption value per share (based on 8,932,095
            shares of beneficial interest outstanding)                                 $       9.42
                                                                                       ============
Maximum offering price per share (net asset value plus sales charge
            of 4.75% of offering price)                                                $       9.89
                                                                                       ============

See accompanying notes to financial statements.

COLORADO BONDSHARES -
A TAX-EXEMPT FUND

Statement of Operations

September 30, 1999


Investment income - interest                                                $  5,269,218
Expenses:
     Management fees (note 4)                                                    399,110
     Custodian fees (note 5)                                                      71,443
     Legal and auditing fees                                                      31,741
     Transfer agency expenses (note 4)                                            53,733
     Shareholders' reports and proxy statements                                   24,265
     Registration fees                                                               510
     Trustees' fees                                                                  800
     Other                                                                         3,667
                                                                            ------------
              Total expenses                                                     585,269

Earnings credits on cash balances (note 5)                                       (71,443)
                                                                            ------------
              Net expenses                                                       513,826
                                                                            ------------
              Net investment income                                            4,755,392
                                                                            ------------

Realized and unrealized gain on investments:
     Net realized gain on investments                                              7,024
                                                                            ------------
     Net unrealized appreciation (depreciation) of investments:

          Beginning of the period                                              1,102,024
          End of the period                                                     (865,820)
                                                                            ------------
               Net change in unrealized appreciation (depreciation)
                 on investments                                               (1,967,844)
                                                                            ------------
               Net realized and unrealized gain (loss) on investments         (1,960,820)
                                                                            ------------
               Net increase in net assets resulting from operations         $  2,794,572
                                                                            ============

See accompanying notes to financial statements.

COLORADO BONDSHARES -
A TAX-EXEMPT FUND

Statement of Changes in Net Assets

September 30, 1999

                                                                                    YEAR ENDED SEPTEMBER 30,
                                                                                 ------------------------------
                                                                                     1999              1998
                                                                                 ------------      ------------
From investment activities:
         Net investment income                                                   $  4,755,392      $  4,640,447
         Net realized gain on investments                                               7,024           294,050
         Net change in unrealized appreciation (depreciation) on investments       (1,967,844)          187,505
                                                                                 ------------      ------------
                  Net increase in net assets resulting from operations              2,794,572         5,122,002
                                                                                 ------------      ------------

         Dividends to shareholders from net investment income                      (4,697,920)       (4,661,865)
                                                                                 ------------      ------------

From beneficial interest transactions:
         Proceeds from sale of shares                                              15,448,573        12,613,472
         Dividends reinvested                                                       2,828,356         2,860,000
         Payments for shares redeemed                                              (5,338,925)      (10,075,001)
                                                                                 ------------      ------------
                  Increase in net assets derived from beneficial
                    interest transactions                                          12,938,004         5,398,471
                                                                                 ------------      ------------

                  Net increase in net assets                                       11,034,656         5,858,608

Net assets:
         Beginning of period                                                       73,107,598        67,248,990
                                                                                 ------------      ------------
         End of period (including undistributed net investment income of
           $57,472 and $0, respectively)                                         $ 84,142,254      $ 73,107,598
                                                                                 ============      ============

See accompanying notes to financial statements.

COLORADO BONDSHARES -
A TAX-EXEMPT FUND

Financial Highlights

                                                                                           Year Ended September 30,
                                                                        -------------------------------------------------------
                                                                          1999        1998         1997        1996        1995
                                                                        ------      ------       ------      ------      ------

Per Share Operating Data:

Net asset value, beginning of period                                    $ 9.64      $ 9.58       $ 9.37      $ 9.16      $ 9.07
                                                                        ------      ------       ------      ------      ------
Net investment income                                                     0.56        0.62         0.58        0.61        0.60

Net realized and unrealized gain (loss) on investments                  (0.22)        0.06         0.21        0.20        0.09
                                                                        ------      ------       ------      ------      ------
Increase from investment operations                                       0.34        0.68         0.79        0.81        0.69

Dividends from net investment income                                    (0.56)      (0.62)       (0.58)      (0.60)      (0.60)
                                                                        ------      ------       ------      ------      ------
Net increase (decrease) in net asset value                              (0.22)        0.06         0.21        0.21        0.09
                                                                        ------      ------       ------      ------      ------
Net asset value, end of period                                          $ 9.42      $ 9.64       $ 9.58      $ 9.37      $ 9.16
                                                                        ======      ======       ======      ======      ======
Total Return, at Net Asset Value (1)                                     3.64%       7.62%        8.66%       9.15%       8.05%
                                                                        ======      ======       ======      ======      ======
Ratios/Supplemental data:
Net assets, end of period (000)s                                      $ 84,142    $ 73,108     $ 67,249    $ 50,583    $ 44,768
Ratios to average net assets:
         Net investment income                                           5.96%       6.66%        6.13%       6.50%       6.81%
         Expenses, inclusive of expenses paid indirectly by the Fund      .73%        .77%         .84%        .77%        .84%
         Expenses, net of expenses paid indirectly by the Fund            .64%        .66%         .73%        .70%        .77%

Portfolio turnover rate(2)                                              21.95%     28.63%       27.66%       24.53%      27.48%
                                                                        ======      ======       ======      ======      ======

-----------
1) Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The portfolio turnover rate is computed by dividing the lesser of purchases or sales of portfolio securities for a period by the monthly average of the market value of portfolio securities owned during the period. Sales of securities include the proceeds of securities which have been called, or for which payment has been made through redemption or maturity. Securities with a maturity date of one year or less at the time of acquisition are excluded from the calculation.

         Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) for the period September 30, 1999 were $24,638,985 and $16,532,855, respectively.

See accompanying notes to financial statements.

COLORADO BONDSHARES -
A TAX-EXEMPT FUND

Notes to Financial Statements

September 30, 1999

(1)      Summary of Significant Accounting Policies

         Colorado BondShares - A Tax-Exempt Fund (the Fund) is registered under the Investment Company Act of 1940 as amended, as a diversified, open-end management company. The Fund's investment objectives are to maximize income exempt from federal income taxes and from personal income taxes of the State of Colorado to the extent consistent with the preservation of capital and to seek opportunities for capital appreciation. The Fund's investment adviser is Freedom Funds Management Company (FFMC). The following is a summary of significant accounting policies consistently followed by the Fund.

(a)      Investment Valuation

         The values of investments are determined using prices quoted by a national independent pricing service approved by the Fund's Board of Trustees. The pricing service values the municipal bonds taking into consideration yield, stability, risk, quality, coupon, maturity, type of issue, trading characteristics and any other relevant trading or market factors. The Fund records amortization of premiums and accretion of original issued discounts on zero coupon bonds, using the effective yield method, in accordance with federal income tax requirements. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

(b)      Income Taxes

         The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its net investment income to shareholders. Therefore, no tax provision is required. At September 30, 1999, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $700, expiring in 2003.

(c)      Other/Security Credit Risk

         Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividends to shareholders are declared each business day and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated using the identified-cost basis which is the same basis the Fund uses for federal income tax purposes. The Fund concentrates its investments in Colorado and, therefore, may have more credit risks related to the economic conditions of Colorado than a portfolio with a broader geographical diversification. The Fund invests in nonrated securities, which may be subject to a greater degree of credit risk, and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund discontinues the accrual of interest income on municipal bonds when the securities become delinquent as to payment of principal or interest, or when the Fund's investment adviser determines that an uncertainty exists as to the realization of all or a portion of the principal balance. The face amount and market value of bonds, for which the accrual of interest income has been discontinued, approximated $12,015,770 and $2,535,099 (3.01% of net assets), respectively, as of September 30, 1999.

COLORADO BONDSHARES -
A TAX-EXEMPT FUND

Notes to Financial Statements

September 30, 1999


(d)      Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(2)      Shares of Beneficial Interest

         The Fund has an unlimited number of no par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for the years ended September 30, 1999 and 1998 were as follows:

                                                                   1999                   1998
                                                                 ---------             ---------
         Proceeds from shares sold                               1,611,128             1,313,197
         Dividends reinvested                                      295,764               297,289
                                                                 ---------             ---------
                                                                 1,906,892             1,610,486
         Shares redeemed                                          (557,388)           (1,047,465)
                                                                 ---------             ---------
         Net change                                              1,349,504               563,021
                                                                 =========             =========


(3)      Unrealized Gains and Losses

         At September 30, 1999, the net unrealized depreciation on investments of $865,820 was comprised of gross appreciation of $2,020,944 and gross depreciation of $2,886,764.

(4)      Management Fees and Other Transactions with Affiliates

         Management fees paid to FFMC were in accordance with the investment advisory agreement with the Fund which provides for an annual fee equivalent to 0.5% of the net assets of the Fund. FFMC pays all expenses associated with advertising, marketing, and distributing the Fund's shares and serves as the transfer agent, dividend disbursing agent, and registrar for the Fund. FFMC provided certain transfer agency and shareholder services as part of the management fee arrangement for the fiscal year ended September 30, 1999. Transfer agency expenses represent direct expenses charged to the Fund by third parties.

(5)      Earnings Credits on Cash Balances

         Expenses paid indirectly by the Fund represent earnings credits on cash balances maintained with the custodian by the Fund which result in offsetting custodian fees incurred for the safeguarding of Fund assets.

FEDERAL INCOME TAX INFORMATION

(unaudited)

In early 2000, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

During fiscal year ended September 30, 1999, 100 percent of the dividends paid by Colorado BondShares - A Tax-Exempt Fund from net investment income should be treated as tax-exempt dividends.